UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811- 5399

The New America High Income Fund, Inc.

33 Broad Street

Boston, MA 02109

(Address of Principal Executive Offices)

Ellen E. Terry,

33 Broad Street

Boston, MA 02109

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 263-6400

Date of fiscal year end: 12/31/2024

Date of reporting period: 6/30/2024

Item 1. Reports to Stockholders.

August 8, 2024

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the six-month period ended June 30, 2024. The Fund's net asset value (the "NAV") was $8.20 as of June 30th. The market price for the Fund's shares ended the period at $7.33, representing a market price discount of 10.6%. The Fund paid dividends totaling $0.20 per share from earnings during the six-month period.

As of June 30th, the Fund's outstanding borrowing through its liquidity facility (the "Facility") with the State Street Bank and Trust Company was $84 million, unchanged from borrowings at year-end. The borrowing represented approximately 30% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the Overnight Bank Financing Rate. The interest rate on the Facility as of June 30th was 6.17%. The difference between the market value-weighted average current yield on the portfolio and the rate paid on the Facility increased slightly to 1.18 percentage points at June 30th, compared to a yield spread of 1.04 percentage points as of December 31, 2023.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested, and operating expenses, among other factors. In addition to increasing the amount of income available for the dividend, leverage magnifies the effect of price movements on the Fund's NAV per share. The Fund's leverage increased the Fund's total return in the positive high yield market of the first six months of the year. Of course, in a poorly performing high yield market, the leverage would decrease the Fund's total return.

	Total Returns for the Periods Ended June 30, 2024
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	17.42%	(1.01)%
New America High Income Fund (NAV and Dividends)*	11.28%	2.11%
Credit Suisse High Yield Index	10.22%	5.96%

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the narrowing of the stock price discount to the NAV over the period.

Commentary by T. Rowe Price Associates, Inc.

Market Review

The high yield market returned 2.74% in the six months ended June 30, 2024, according to the Credit Suisse High Yield Index.

The U.S. economy has continued down a path of resilient growth despite the Fed Funds rate remaining at a two-decade high, providing a supportive backdrop for sub-investment grade fundamentals, which tend to be sensitive to economic conditions.

U.S. stocks rose in the first half of 2024, adding to 2023's brisk gains and lifting some equity market indexes to new all-time highs. Inflation remained somewhat elevated, discouraging Federal Reserve policymakers from reducing short-term interest rates. While bond yields rebounded partially from a sharp decline late last year, the equity market was boosted by generally favorable corporate earnings and strong investor interest in companies expected to benefit from artificial intelligence (AI) developments.

Stocks picked up momentum in February, seemingly helped by signs that the economy was continuing to defy skeptics and grow despite high interest rates. However, stronger economic growth brought some unwelcome inflation surprises late in the first quarter, dashing hopes for a March rate cut. Fed Chair Jerome Powell testified before Congress that policymakers were "not far" from having confidence that inflation's downtrend will be sustained, enabling them to begin cutting rates.

Following flat growth in April, retail sales rose by just 0.1% in May. Personal income rose more than expected, up 0.5% in May, while personal spending fell slightly short of expectations at 0.2%, indicating that households are saving more. The Labor Department reported that employers added 272,000 jobs in May, well above expectations and higher than the downwardly revised count for April. However, the unemployment rate rose for the third consecutive month, reaching 4% even as the labor force participation rate declined.

Downside surprises in consumer and producer prices data supported the view that inflationary pressures are easing and fueled expectations that the Fed remains on course to begin cutting interest rates in the year's second half. The consumer price index ("CPI") and producer price index readings came in below expectations in May, as core CPI rose by a smaller-than-expected 3.4% year over year ("YoY"), while producer prices rose 2.2% YoY, down from 2.3% in April. The core personal consumption expenditures inflation rate, which is closely watched by the Fed, improved from 2.8% on an annual basis to 2.6% in May.

The Federal Open Market Committee made no rate moves at its June meeting, as expected, and made minimal changes to the policy statement, which noted "modest" further progress toward its inflation target. The summary of economic projections was on the hawkish side of expectations. The median projection was for only one rate cut this year, down from the three reductions expected in March. The outlook for the long-run neutral Fed Funds rate was raised from 2.6% to 2.8%.

The yield spread between high yield bonds and U.S. Treasuries narrowed by 52 basis points during the six-month period While $165.5 billion in new high yield debt was issued in the first half of the year, compared with $95.6 billion during the first half of 2023, net issuance was considerably lower as refinancing was the largest category of issuance at 81% of the gross volume. The J.P. Morgan par-weighted default rate declined to 1.17% from 2.08% in December, remaining well below its long-term average.

Portfolio Review

Credit selection in the services segment contributed to relative performance, partly due to the Fund's position in Ascend Learning, which provides online educational content, software, and analytics serving institutions, students, and employers in health care and other licensure-driven professions. We believe that the company has an attractive business model, growth tailwinds in several key end markets, and should be relatively defensive in the event of an economic downturn. The company's loans steadily rallied from the mid-80s to high-90s throughout the first quarter. Ascend Learning subsequently posted strong 1Q24 results

The portfolio's allocation to bank loans aided relative performance, partly due to UKG (Ultimate Kronos Group), a provider of workforce management solutions and human resource management services. The company has a market-leading product suite, diversified and sticky customer base, and, in our view, a recession-resilient recurring revenue profile.

Our meaningful underweight in the other telecommunications (wirelines) sector added value. In our view, these issuers operate in a highly competitive landscape with the emergence of 5G technology potentially contributing to the industry's secular decline.

Security selection in the energy industry was beneficial, partly due to Venture Global, a low-cost provider of American liquified natural gas (LNG). The company is developing multiple LNG export facilities in Louisiana using modular, mid-scale liquefaction technology, enabling significantly lower cost of development and shorter development timelines. With its demonstrated track record of contracting and executing construction of large-scale projects that are backed by long-term contracts with solid customers, we believe Venture Global could migrate to investment-grade status as it matures.

The portfolio's investments in cable operators were the primary detractor from relative results, largely due to the holdings of Altice France. In September 2023, the company and bondholders reached an agreement that Altice would sell assets and pay down debt at par. However, in March 2024 the Company aggressively moved pending asset sales to an unrestricted subsidiary and threatened to withhold the sale proceeds from creditors unless bondholders took a haircut to their claims. Formation of bondholder groups may lead to greater disagreement among the company's creditors. Although we believe a bankruptcy filing is not in the best interest of creditors or the company's owner, Patrick Drahi, we cannot rule out the possibility of a coercive debt exchange at severe discounts to par. We continue to monitor the situation closely and believe an agreement under which bondholders will receive a higher value for their holdings than current prices may be achievable.

Our overweight allocation to the media industry held back relative gains, partly due to our higher weight in iHeartMedia (IHRT), the number-one audio company in America based on consumer reach. The company's 1Q24 results met guidance and consensus expectations. However, the 2Q24 outlook was disappointing, which caused the prices of the company's securities to fall. Management indicated that they expect revenue to be flat and EBITDA to decline roughly 22% year-over-year for the first half of the year. However, management noted that, they expect improvements revenue to strengthen as the second quarter progresses, and they remained bullish on the performance tailwind from political spending in the year's second half.

Outlook

Financial conditions and lending standards have been tightening for over a year as the Fed and most developed market central banks aggressively raised short-term interest rates to combat inflation in 2022 and 2023. The tighter financial conditions have resulted in historically light new issuance, most of which has been secured paper. Low new issuance of debt combined with manageable cash flows have created positive technical conditions in the high yield market. These factors and the need to reinvest coupon payments have resulted in strong demand for new issues, while the absence of significant outflows has supported bond prices in the secondary market.

The economy continues to be resilient which is supportive for sub-investment grade fundamentals. High yield market issuers with credit ratings of BB have been able to refinance debt with near-term maturities. In contrast, lower quality issuers have struggled to refinance upcoming debt maturities in the current high-rate environment. Some issuers have restructured debt in a manner that favors one class of debt over another in their capital structure, while other issuers have defaulted. As a result of the tighter financial conditions, we anticipate the default rate could continue to normalize over the near to medium term toward the high yield market's long-term average of 3%-4%, although we believe it may remain well below levels seen during previous recessions. Despite mediocre spreads, the asset class continues to provide extremely attractive yields, and we believe investors could be fairly compensated for accepting marginally higher default risk.

We are not aware of two consecutive years of negative returns in the high yield bond market. We believe that years in which the asset class sells off, as it did in 2022, have historically been followed by multi-year periods of positive returns. Given the current high-quality nature of the asset class, which is roughly 60% composed of BB rated bonds, we believe this trend will continue.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2024 (Unaudited)	As a Percent of Total Investments*
Energy	14.97%
Financial	12.08%
Healthcare	8.06%
Services	6.86%
Information Technology	5.93%
Utilities	5.89%
Cable Operators	5.51%
Entertainment & Leisure	5.51%
Automotive	5.36%
Media	4.49%
Gaming	4.16%
Chemicals	3.19%
Aerospace & Defense	2.22%
Metals & Mining	1.96%
Building Products	1.54%
Wireless Communications	1.48%
Manufacturing	1.46%
Container	1.34%
Food	1.04%
Satellites	1.01%
Retail	0.88%
Building & Real Estate	0.88%
Airlines	0.81%
Lodging	0.68%
Reits	0.66%
Restaurants	0.56%
Transportation	0.46%
Other Telecommunications	0.33%
Consumer Products	0.28%
Forest Products	0.28%
Supermarkets	0.12%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments.

Moody's Investor Service Ratings (1) June 30, 2024 (Unaudited)	As a Percent of Total Investments*
Baa2	0.20%
Baa3	1.81%
Total Baa	2.01%
Ba1	5.83%
Ba2	10.82%
Ba3	18.29%
Total Ba	34.94%
B1	17.06%
B2	15.47%
B3	11.71%
Total B	44.24%
Ca	0.92%
Total Ca	0.92%
Caa1	5.36%
Caa2	7.72%
Caa3	1.17%
Total Caa	14.25%
Unrated	3.13%
Equity	0.51%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Performance Overview

	Total Returns for the Periods Ended June 30, 2024
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	17.42%	(1.01)%
New America High Income Fund (NAV and Dividends)*	11.28%	2.11%
Credit Suisse High Yield Index	10.22%	5.96%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total returns are calculated by determining the percentage change in net asset value or market price (as applicable) and assumes the reinvestment of dividends. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performace is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted.

The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — 133.81% (a)(b)
Aerospace & Defense — 3.10%
$400	Spirit AeroSystems, Inc., Senior Notes, 9.75%, 11/15/2030 (c)	B3	$441
745	Transdigm, Inc., Senior Notes, 6.75%, 08/15/2028 (c)	Ba3	752
1,800	Transdigm, Inc., Senior Notes, 6.875%, 12/15/2030 (c)	Ba3	1,834
357	Transdigm, Inc., Senior Notes, 5.5%, 11/15/2027	B3	350
1,046	Transdigm, Inc., Senior Notes, 7.125%, 12/01/2031 (c)	Ba3	1,076
495	Transdigm, Inc., Senior Notes, 6.375%, 03/01/2029 (c)	Ba3	497
990	Transdigm, Inc., Senior Notes, 6.625%, 03/01/2032 (c)	Ba3	997
			5,947
Airlines — 0.89%
1,015	American Airlines, Inc., Senior Notes, 5.75%, 04/20/2029 (c)	Ba1	988
760	United Airlines, Inc., Senior Notes, 4.625%, 04/15/2029 (c)	Ba1	710
			1,698
Automotive — 7.22%
800	Adient Global Holdings, Senior Notes, 8.25%, 04/15/2031 (c)(d)	B2	834
270	Benteler International AG, Senior Notes, 10.5%, 05/15/2028 (c)	Ba3	289
1,300	Clarios Global L.P., Senior Notes, 8.5%, 05/15/2027 (c)	B3	1,307
552	Dana Financing Luxembourg S.a.r.l., Senior Notes, 8.5%, 07/15/2031 (c) (EUR)	B1	641
1,047	Dana, Inc., Senior Notes, 5.625%, 06/15/2028	B1	1,013
480	Ford Motor Company, Senior Notes, 9.625%, 04/22/2030	Ba1	558
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$510	Global Auto Holdings Ltd., Senior Notes, 8.75%, 01/15/2032 (c)	B2	$486
205	Global Auto Holdings Ltd., Senior Notes, 8.375%, 01/15/2029 (c)	B2	199
210	Goodyear Tire and Rubber Company, Senior Notes, 5.25%, 07/15/2031 (d)	B2	191
315	Goodyear Tire and Rubber Company, Senior Notes, 5.625%, 04/30/2033 (d)	B2	284
705	Metis Merger Sub, LLC, Senior Notes, 6.5%, 05/15/2029 (c)	Caa2	655
290	PHINIA, Inc., Senior Notes, 6.75%, 04/15/2029 (c)	Ba1	293
3,500	Rivian Holdings, LLC, Senior Notes, 11.31%, 10/15/2026 (c)(d)(e)	NR	3,525
635	Tenneco, Inc., Senior Notes, 8%, 11/17/2028 (c)	B1	578
295	Velocity Vehicle Group, LLC, Senior Notes, 8%, 06/01/2029 (c)	B2	303
1,075	Wand NewCo 3, Inc., Senior Notes, 7.625%, 01/30/2032 (c)	B3	1,106
170	ZF North American Capital, Inc., Senior Notes, 6.875%, 04/14/2028 (c)	Ba1	173
415	ZF North American Capital, Inc., Senior Notes, 7.125%, 04/14/2030 (c)	Ba1	428
545	ZF North American Capital, Inc., Senior Notes, 6.875%, 04/23/2032 (c)	Ba1	563
410	ZF North American Capital, Inc., CVT, 6.75%, 04/23/2030 (c)	Ba1	417
			13,843
Building & Real Estate — 1.23%
180	Castle UK Finco, Plc, Senior Notes, 7%, 05/15/2029 (c) (GBP)	B1	211

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$735	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/2028 (c)	Ba3	$728
570	Howard Hughes Corporation, Senior Notes, 5.375%, 08/01/2028 (c)	Ba3	542
645	Howard Hughes Corporation, Senior Notes, 4.125%, 02/01/2029 (c)	Ba3	573
345	Howard Hughes Corporation, Senior Notes, 4.375%, 02/01/2031 (c)	Ba3	297
			2,351
Building Products — 2.15%
210	Advanced Drainage Systems, Inc., Senior Notes, 6.375%, 06/15/2030 (c)	Ba2	210
175	Beacon Roofing Supply, Inc., Senior Notes, 6.5%, 08/01/2030 (c)	Ba2	176
260	Builders FirstSource, Inc., Senior Notes, 6.375%, 06/15/2032 (c)	Ba2	260
410	Builders FirstSource, Inc., Senior Notes, 6.375%, 03/01/2034 (c)	Ba2	406
260	MITER Brands Acquisition Holdco, Inc., Senior Notes, 6.75%, 04/01/2032 (c)	B1	261
625	New Enterprise Stone and Lime Company, Inc., Senior Notes, 5.25%, 07/15/2028 (c)	B1	591
269	Specialty Building Products Holdings, LLC, Senior Notes, 6.375%, 09/30/2026 (c)	B3	264
640	Summit Materials, LLC, Senior Notes, 6.5%, 03/15/2027 (c)	Ba3	641
1,020	Summit Materials, LLC, Senior Notes, 5.25%, 01/15/2029 (c)	Ba3	984
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$320	Summit Materials, LLC, Senior Notes, 7.25%, 01/15/2031 (c)	Ba3	$331
			4,124
Cable Operators — 7.21%
795	Altice Financing S.A., Senior Notes, 5.75%, 08/15/2029 (c)	Caa1	577
1,620	Altice France Holding S.A., Senior Notes, 10.5%, 05/15/2027 (c)	Ca	640
2,340	Altice France Holding S.A., Senior Notes, 6%, 02/15/2028 (c)	Ca	761
995	C&W Senior Financing DAC, Senior Notes, 6.875%, 09/15/2027 (c)	B2	953
2,844	CCO Holdings, LLC, Senior Notes, 6.375%, 09/01/2029 (c)	B1	2,695
1,425	CCO Holdings, LLC, Senior Notes, 7.375%, 03/01/2031 (c)	B1	1,402
1,090	CCO Holdings, LLC, Senior Notes, 4.5%, 06/01/2033 (c)	B1	856
460	CSC Holdings, LLC, Senior Notes, 7.5%, 04/01/2028 (c)	Ca	242
741	CSC Holdings, LLC, Senior Notes, 6.5%, 02/01/2029 (c)	Caa1	541
275	CSC Holdings, LLC, Senior Notes, 11.25%, 05/15/2028 (c)	Caa1	238
1,080	CSC Holdings, LLC, Senior Notes, 11.75%, 01/31/2029 (c)	Caa1	921
560	DIRECTV Financing, LLC, Senior Notes, 5.875%, 08/15/2027 (c)	Ba3	526
147	Dish DBS Corporation, Senior Notes, 5.75%, 12/01/2028 (c)(d)	Caa1	100
690	Dish DBS Corporation, Senior Notes, 5.25%, 12/01/2026 (c)	Caa1	545
720	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/2026	Caa3	445
450	Dish DBS Corporation, Senior Notes, 7.375%, 07/01/2028 (d)	Caa3	191

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$621	GCI, LLC, Senior Notes, 4.75%, 10/15/2028 (c)	B3	$565
202	LCPR Senior Secured Financing DAC, Senior Notes, 6.75%, 10/15/2027 (c)	B2	189
287	Midcontinent Communications, Senior Notes, 5.375%, 08/15/2027 (c)	B3	276
1,388	VMed O2 UK Financing I, Plc, Senior Notes, 4.75%, 07/15/2031 (c)	Ba3	1,173
			13,836
Chemicals — 4.14%
1,046	Avient Corporation, Senior Notes, 7.125%, 08/01/2030 (c)	Ba3	1,064
310	Axalta Coating Systems Dutch Holding B B.V., Senior Notes, 7.25%, 02/15/2031 (c)	Ba3	322
950	Celanese U.S. Holdings, LLC, Senior Notes, 6.7%, 11/15/2033	Baa3	992
260	Celanese U.S. Holdings, LLC, Senior Notes, 6.55%, 11/15/2030	Baa3	270
870	CVR Partners, L.P., Senior Notes, 6.125%, 06/15/2028 (c)	B1	833
847	GPD Companies, Inc., Senior Notes, 10.125%, 04/01/2026 (c)	Caa1	809
280	Methanex Corporation, Senior Notes, 5.25%, 12/15/2029 (d)	Ba1	270
480	Methanex Corporation, Senior Notes, 5.125%, 10/15/2027	Ba1	463
750	PMHC II, Inc., Senior Notes, 9%, 02/15/2030 (c)	Caa2	685
935	W.R. Grace Holdings, LLC, Senior Notes, 5.625%, 08/15/2029 (c)	B3	860
404	W.R. Grace Holdings, LLC, Senior Notes, 7.375%, 03/01/2031 (c)	B1	409
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$920	Windsor Holdings III, LLC, Senior Notes, 8.5%, 06/15/2030 (c)	B2	$959
			7,936
Consumer Products — 0.39%
76	Life Time, Inc., Senior Notes, 5.75%, 01/15/2026 (c)	B1	75
671	Life Time, Inc., Senior Notes, 8%, 04/15/2026 (c)	Caa1	677
			752
Container — 1.87%
905	Ball Corporation, Senior Notes, 6.875%, 03/15/2028	Ba1	926
1,070	Ball Corporation, Senior Notes, 6%, 06/15/2029	Ba1	1,071
430	Clydesdale Acquisition Holdings, Inc., Senior Notes, 8.75%, 04/15/2030 (c)	Caa2	420
250	Sealed Air Corporation, Senior Notes, 5%, 04/15/2029 (c)	Ba2	238
66	Sealed Air Corporation, Senior Notes, 6.875%, 07/15/2033 (c)	Ba2	68
295	Sealed Air Corporation, Senior Notes, 6.125%, 02/01/2028 (c)	Ba2	294
360	Sealed Air Corporation, Senior Notes, 7.25%, 02/15/2031 (c)	Ba2	371
180	Trident TPI Holdings, Inc., Senior Notes, 12.75%, 12/31/2028 (c)	Caa2	196
			3,584
Energy — 20.94%
1,335	Aethon United BR, L.P., Senior Notes, 8.25%, 02/15/2026 (c)	B3	1,348
670	Amerigas Partners, L.P., Senior Notes, 9.375%, 06/01/2028 (c)	B1	686
125	Antero Resources Corporation, Senior Notes, 7.625%, 02/01/2029 (c)	Ba2	128

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,175	Chesapeake Energy Corporation, Senior Notes, 6.75%, 04/15/2029 (c)	Ba2	$1,175
270	Civitas Resources, Inc., Senior Notes, 8.375%, 07/01/2028 (c)	B1	283
400	Civitas Resources, Inc., Senior Notes, 8.75%, 07/01/2031 (c)	B1	427
305	Civitas Resources, Inc., Senior Notes, 8.625%, 11/01/2030 (c)	B1	326
530	Comstock Resources, Inc., Senior Notes, 5.875%, 01/15/2030 (c)	B3	493
1,015	Comstock Resources, Inc., Senior Notes, 6.75%, 03/01/2029 (c)	B3	982
1,060	Crescent Energy Finance, Senior Notes, 9.25%, 02/15/2028 (c)	B1	1,120
620	Crescent Energy Finance, Senior Notes, 7.625%, 04/01/2032 (c)	B1	629
980	Crescent Energy Finance, Senior Notes, 7.375%, 01/15/2033 (c)	B1	982
525	Crestwood Midstream Partners, L.P., Senior Notes, 7.375%, 02/01/2031 (c)	Baa3	548
540	Diamond Foreign Asset Company, Senior Notes, 8.5%, 10/01/2030 (c)	B3	567
598	Endeavor Energy Resources, L.P., Senior Notes, 5.75%, 01/30/2028 (c)	Ba2	602
650	Ferrellgas, L.P., Senior Notes, 5.875%, 04/01/2029 (c)	B2	598
440	Gulfport Energy Corporation, Senior Notes, 8%, 05/17/2026 (c)	B3	444
240	Hilcorp Energy, L.P., Senior Notes, 6%, 04/15/2030 (c)	Ba2	231
429	Hilcorp Energy, L.P., Senior Notes, 6.25%, 04/15/2032 (c)	Ba2	411
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$860	Hilcorp Energy, L.P., Senior Notes, 8.375%, 11/01/2033 (c)	Ba2	$915
305	Hilcorp Energy, L.P., Senior Notes, 5.75%, 02/01/2029 (c)	Ba2	294
385	Hilcorp Energy, L.P., Senior Notes, 6%, 02/01/2031 (c)	Ba2	367
870	Hilcorp Energy, L.P., Senior Notes, 6.875%, 05/15/2034 (c)	Ba2	857
1,420	Kinetik Holdings, L.P., Senior Notes, 5.875%, 06/15/2030 (c)	Ba1	1,392
1,036	Kinetik Holdings, L.P., Senior Notes, 6.625%, 12/15/2028 (c)	Ba1	1,052
805	Magnolia Oil & Gas Operating, LLC, Senior Notes, 6%, 08/01/2026 (c)	B1	797
385	Matador Resources Company, Senior Notes, 6.5%, 04/15/2032 (c)	B1	385
305	NGL Energy Operating, LLC, Senior Notes, 8.125%, 02/15/2029 (c)	B2	311
925	NGL Energy Operating, LLC, Senior Notes, 8.375%, 02/15/2032 (c)	B2	941
1,190	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/2026	Ba1	1,184
755	Occidental Petroleum Corporation, Senior Notes, 6.2%, 03/15/2040	Baa3	762
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/2039	Baa3	914
500	Permian Resources Operating, LLC, Senior Notes, 9.875%, 07/15/2031 (c)	B1	553
500	Permian Resources Operating, LLC, Senior Notes, 7%, 01/15/2032 (c)	B1	513
620	Prairie Acquiror, L.P., Senior Notes, 9%, 08/01/2029 (c)	B3	638
215	Range Resources Corporation, Senior Notes, 8.25%, 01/15/2029	Ba3	223

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$270	Range Resources Corporation, Senior Notes, 4.75%, 02/15/2030 (c)	Ba3	$252
1,070	Seadrill Finance Ltd., Senior Notes, 8.375%, 08/01/2030 (c)	B2	1,119
667	Silverbow Resources, Inc., Senior Notes, 13.089%, 12/15/2028 (c)(e)	NR	697
320	Solaris Midstream Holdings, LLC, Senior Notes, 7.625%, 04/01/2026 (c)	B3	321
1,515	Southwestern Energy Company, Senior Notes, 4.75%, 02/01/2032	Ba2	1,392
570	SUNOCO, L.P., Senior Notes, 7%, 05/01/2029 (c)	Ba1	582
534	SUNOCO, L.P., Senior Notes, 7.25%, 05/01/2032 (c)	Ba1	550
635	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 09/01/2031 (c)	B1	592
405	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/2027 (c)	B1	398
1,170	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 12/31/2030 (c)	B1	1,090
555	Tallgrass Energy Partners, L.P., Senior Notes, 7.375%, 02/15/2029 (c)	B1	558
285	Transocean Aquila Ltd, Senior Notes, 8%, 09/30/2028 (c)	B1	289
730	Transocean, Inc., Senior Notes, 6.8%, 03/15/2038	Caa2	606
809	Transocean, Inc., Senior Notes, 8.75%, 02/15/2030 (c)	B1	850
550	Transocean, Inc., Senior Notes, 8.5%, 05/15/2031 (c)	Caa1	549
230	Transocean, Inc., Senior Notes, 8.25%, 05/15/2029 (c)	Caa1	230
405	Valaris Ltd, Senior Notes, 8.375%, 04/30/2030 (c)	B1	419
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,380	Venture Global Calcasieu Pass, LLC, Senior Notes, 6.25%, 01/15/2030 (c)	Ba2	$1,401
2,130	Venture Global LNG, Inc., Senior Notes, 8.375%, 06/01/2031 (c)	B1	2,209
665	Venture Global LNG, Inc., Senior Notes, 8.125%, 06/01/2028 (c)	B1	685
655	Venture Global LNG, Inc., Senior Notes, 9.5%, 02/01/2029 (c)	B1	717
585	Vermilion Energy, Inc., Senior Notes, 6.875%, 05/01/2030 (c)	B3	574
			40,158
Entertainment & Leisure — 7.71%
45	Carnival Corporation, Senior Notes, 6%, 05/01/2029 (c)	B3	44
1,275	Carnival Corporation, Senior Notes, 10.5%, 06/01/2030 (c)	B3	1,383
360	Carnival Corporation, Senior Notes, 7%, 08/15/2029 (c)	Ba2	373
1,935	Carnival Corporation, Senior Notes, 7.625%, 03/01/2026 (c)	B3	1,954
910	CDI Escrow Issuer, Inc., Senior Notes, 5.75%, 04/01/2030 (c)	B1	884
531	Cedar Fair, L.P., Senior Notes, 5.25%, 07/15/2029	B3	507
585	Cinemark USA, Inc., Senior Notes, 5.25%, 07/15/2028 (c)(d)	B2	558
625	Live Nation Entertainment, Inc., Senior Notes, 4.75%, 10/15/2027 (c)	B1	597
660	Merlin Entertainments Group U.S. Holdings, Inc., Senior Notes, 7.375%, 02/15/2031 (c)	B2	672
370	Motion Finco, S.a.r.l., Senior Notes, 7.375%, 06/15/2030 (c) (EUR)	B2	411

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$340	NCL Corporation Ltd., Senior Notes, 5.875%, 02/15/2027 (c)	B1	$336
835	NCL Corporation Ltd., Senior Notes, 7.75%, 02/15/2029 (c)	Caa1	867
245	NCL Corporation Ltd., Senior Notes, 8.125%, 01/15/2029 (c)	B1	257
500	NCL Corporation Ltd., Senior Notes, 5.875%, 03/15/2026 (c)	Caa1	493
215	NCL Finance Ltd., Senior Notes, 6.125%, 03/15/2028 (c)	Caa1	212
520	Royal Caribbean Cruises Ltd., Senior Notes, 8.25%, 01/15/2029 (c)	Baa2	547
620	Royal Caribbean Cruises Ltd., Senior Notes, 9.25%, 01/15/2029 (c)	Ba1	661
375	Royal Caribbean Cruises Ltd., Senior Notes, 6.25%, 03/15/2032 (c)	Ba2	378
480	Royal Caribbean Cruises Ltd., Senior Notes, 5.5%, 04/01/2028 (c)	Ba2	473
960	Seaworld Parks & Entertainment, Inc., Senior Notes, 5.25%, 08/15/2029 (c)	B2	905
730	Six Flags Entertainment, Inc., Senior Notes, 5.5%, 04/15/2027 (c)	B3	721
1,110	Six Flags Entertainment, Inc., Senior Notes, 7.25%, 05/15/2031 (c)	B3	1,128
410	Six Flags Entertainment, Inc., Senior Notes, 6.625%, 05/01/2032 (c)	Ba2	417
			14,778
Financial — 15.88%
965	Acrisure, LLC, Senior Notes, 7.5%, 11/06/2030 (c)	B2	963
550	Acrisure, LLC, Senior Notes, 8.25%, 02/01/2029 (c)	Caa2	554
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$690	Acrisure, LLC, Senior Notes, 8.5%, 06/15/2029 (c)	Caa2	$697
315	Alliant Holdings, Senior Notes, 5.875%, 11/01/2029 (c)	Caa2	294
1,135	Alliant Holdings, Senior Notes, 6.75%, 10/15/2027 (c)	Caa2	1,115
1,348	Alliant Holdings, Senior Notes, 7%, 01/15/2031 (c)	B2	1,358
295	AmWins Group, Inc., Senior Notes, 4.875%, 06/30/2029 (c)	B3	274
275	AmWins Group, Inc., Senior Notes, 6.375%, 02/15/2029 (c)	Ba3	276
660	Apollo Commercial Real Estate Finance, Inc., Senior Notes, 4.625%, 06/15/2029 (c)	Ba3	554
702	AssuredPartners, Inc., Senior Notes, 7.5%, 02/15/2032 (c)	Caa2	702
475	Cobra Acquisition Company, LLC, Senior Notes, 6.375%, 11/01/2029 (c)	B3	375
1,225	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/2027 (c)	Caa2	1,228
790	HUB International Ltd., Senior Notes, 5.625%, 12/01/2029 (c)	Caa2	745
1,585	HUB International Ltd., Senior Notes, 7.25%, 06/15/2030 (c)	B2	1,617
2,075	HUB International Ltd., Senior Notes, 7.375%, 01/31/2032 (c)	Caa2	2,098
490	Jane Street Group, LLC, Senior Notes, 4.5%, 11/15/2029 (c)	Ba2	458
820	Jane Street Group, LLC, Senior Notes, 7.125%, 04/30/2031 (c)	Ba2	838
230	Jerrold Finco Plc, Senior Notes, 5.25%, 01/15/2027 (e) (GBP)	NR	281
785	Jones Deslauriers Insurance Management, Inc., Senior Notes, 8.5%, 03/15/2030 (c)	B2	820

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$480	Midcap Financial Issuer Trust, Senior Notes, 5.625%, 01/15/2030 (c)	B1	$415
950	Midcap Financial Issuer Trust, Senior Notes, 6.5%, 05/01/2028 (c)	B1	897
630	Navient Corporation, Senior Notes, 5.5%, 03/15/2029	Ba3	575
611	Navient Corporation, Senior Notes, 5.625%, 08/01/2033	Ba3	486
1,495	Navient Corporation, Senior Notes, 9.375%, 07/25/2030	Ba3	1,562
295	Navient Corporation, Senior Notes, 5%, 03/15/2027	Ba3	281
650	Navient Corporation, Senior Notes, 11.5%, 03/15/2031	Ba3	716
685	Navient Corporation, Senior Notes, 4.875%, 03/15/2028	Ba3	629
325	OneMain Finance Corporation, Senior Notes, 3.5%, 01/15/2027	Ba2	305
305	OneMain Finance Corporation, Senior Notes, 5.375%, 11/15/2029	Ba2	285
610	OneMain Finance Corporation, Senior Notes, 6.625%, 01/15/2028	Ba2	612
390	OneMain Finance Corporation, Senior Notes, 7.5%, 05/15/2031	Ba2	395
485	OneMain Finance Corporation, Senior Notes, 7.875%, 03/15/2030	Ba2	498
1,550	OneMain Finance Corporation, Senior Notes, 9%, 01/15/2029	Ba2	1,629
1,385	Panther Escrow Issuer, LLC, Senior Notes, 7.125%, 06/01/2031 (c)	B2	1,395
840	PennyMac Financial Services, Inc., Senior Notes, 4.25%, 02/15/2029 (c)	Ba3	763
690	PennyMac Financial Services, Inc., Senior Notes, 7.125%, 11/15/2030 (c)	Ba3	688
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$617	PennyMac Financial Services, Inc., Senior Notes, 7.875%, 12/15/2029 (c)	Ba3	$636
790	Prog Holdings, Inc., Senior Notes, 6%, 11/15/2029 (c)	B1	749
235	Ryan Specialty Group, Senior Notes, 4.375%, 02/01/2030 (c)	B1	218
123	SLM Corporation, Senior Notes, 4.2%, 10/29/2025	Ba1	119
465	Starwood Property Trust, Senior Notes, 4.375%, 01/15/2027 (c)	Ba3	439
635	United Wholesale Mortgage, LLC, Senior Notes, 5.75%, 06/15/2027 (c)	Ba3	620
320	United Wholesale Mortgage, LLC, Senior Notes, 5.5%, 04/15/2029 (c)	Ba3	304
			30,463
Food — 1.46%
270	B&G Foods, Inc., Senior Notes, 8%, 09/15/2028 (c)	B1	274
610	BellRing Brands, Inc., Senior Notes, 7%, 03/15/2030 (c)	B2	625
555	Chobani, LLC, Senior Notes, 7.625%, 07/01/2029 (c)	Caa1	572
685	Darling Ingredients, Inc., Senior Notes, 6%, 06/15/2030 (c)(d)	Ba2	675
325	Post Holdings, Inc., Senior Notes, 6.25%, 02/15/2032 (c)	Ba1	325
345	Triton Water Holdings, Inc., Senior Notes, 6.25%, 04/01/2029 (c)	Caa2	332
			2,803
Forest Products — 0.39%
450	Cascades, Inc., Senior Notes, 5.375%, 01/15/2028 (c)	Ba3	432
355	Graphic Packaging International, LLC, Senior Notes, 3.75%, 02/01/2030 (c)	Ba2	316
			748

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
Gaming — 5.82%
$545	Caesars Entertainment, Inc., Senior Notes, 7%, 02/15/2030 (c)	Ba3	$556
2,065	Caesars Entertainment, Inc., Senior Notes, 8.125%, 07/01/2027 (c)	B3	2,108
380	Caesars Entertainment, Inc., Senior Notes, 6.5%, 02/15/2032 (c)	Ba3	380
580	Churchill Downs, Inc., Senior Notes, 6.75%, 05/01/2031 (c)	B1	582
275	Cirsa Finance International, S.a.r.l., Senior Notes, 4.5%, 03/15/2027 (c) (EUR)	B2	289
90	Cirsa Finance International, S.a.r.l., Senior Notes, 10.375%, 11/30/2027 (EUR)	B2	103
125	Cirsa Finance International, S.a.r.l., Senior Notes, 6.5%, 03/15/2029 (c) (EUR)	B2	138
1,170	International Game Technology Plc, Senior Notes, 6.25%, 01/15/2027 (c)	Ba1	1,170
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/2029 (c)	Ba1	362
260	Light & Wonder International, Inc., Senior Notes, 7.5%, 09/01/2031 (c)	B2	268
120	Lottomatica SpA, Senior Notes, 7.125%, 06/01/2028 (c) (EUR)	Ba3	135
435	MGM Growth Properties, LLC, Senior Notes, 5.75%, 02/01/2027 (e)	WR	436
500	Midwest Gaming Borrower, LLC, Senior Notes, 4.875%, 05/01/2029 (c)	B3	464
280	Ontario Gaming GTA L.P., Senior Notes, 8%, 08/01/2030 (c)	B3	287
475	Playtika Holding Corporation, Senior Notes, 4.25%, 03/15/2029 (c)	B2	416
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$565	SC Games Holdings, Senior Notes, 6.625%, 03/01/2030 (c)	Caa2	$551
1,390	Scientific Games Inernational, Inc., Senior Notes, 7.25%, 11/15/2029 (c)	B2	1,420
530	Scientific Games Inernational, Inc., Senior Notes, 7%, 05/15/2028 (c)	B2	532
995	Wynn Macau Ltd., Senior Notes, 5.5%, 10/01/2027 (c)	B1	948
23	Wynn Resorts Finance, LLC, Senior Notes, 7.125%, 02/15/2031 (c)	B1	24
			11,169
Healthcare — 11.03%
1,240	Athena Health Group, Inc., Senior Notes, 6.5%, 02/15/2030 (c)	Caa2	1,139
1,415	Avantor Funding, Inc., Senior Notes, 4.625%, 07/15/2028 (c)	B1	1,346
940	Bausch & Lomb Escrow Corporation, Senior Notes, 8.375%, 10/01/2028 (c)	B1	960
345	CHS/Community Health Systems, Inc., Senior Notes, 5.25%, 05/15/2030 (c)	Caa1	285
627	CHS/Community Health Systems, Inc., Senior Notes, 8%, 12/15/2027 (c)	Caa1	620
455	CHS/Community Health Systems, Inc., Senior Notes, 6%, 01/15/2029 (c)	Caa1	400
450	CHS/Community Health Systems, Inc., Senior Notes, 6.125%, 04/01/2030 (c)	Caa3	315
560	CHS/Community Health Systems, Inc., Senior Notes, 10.875%, 01/15/2032 (c)	Caa1	584
275	Concentra Escrow Issuer Corporation, Senior Notes, 6.875%, 07/15/2032 (c)	B1	279
280	Iqvia, Inc., Senior Notes, 6.5%, 05/15/2030 (c)	Ba2	283

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$89	LifePoint Health, Inc., Senior Notes, 9.875%, 08/15/2030 (c)	B2	$95
550	LifePoint Health, Inc., Senior Notes, 10%, 06/01/2032 (c)	Caa2	561
1,525	LifePoint Health, Inc., Senior Notes, 11%, 10/15/2030 (c)	B2	1,678
1,815	Medline Borrower, L.P., Senior Notes, 5.25%, 10/01/2029 (c)	B3	1,727
971	Medline Borrower, L.P., Senior Notes, 6.25%, 04/01/2029 (c)	Ba3	979
570	Molina Healthcare, Inc., Senior Notes, 4.375%, 06/15/2028 (c)	Ba2	535
515	MPT Operating Partnership, L.P., Senior Notes, 5%, 10/15/2027 (d)	B1	425
735	Organon & Company, Senior Notes, 5.125%, 04/30/2031 (c)	B1	659
668	STAR Parent, Inc., Senior Notes, 9%, 10/01/2030 (c)	B1	700
424	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/2031	B3	445
700	Tenet Healthcare Corporation, Senior Notes, 4.375%, 01/15/2030	B1	649
1,640	Tenet Healthcare Corporation, Senior Notes, 6.125%, 10/01/2028	B3	1,630
1,060	Tenet Healthcare Corporation, Senior Notes, 6.125%, 06/15/2030	B1	1,053
405	Tenet Healthcare Corporation, Senior Notes, 6.75%, 05/15/2031	B1	412
630	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 4.75%, 05/09/2027	Ba2	606
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,240	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 5.125%, 05/09/2029	Ba2	$1,192
465	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 6.75%, 03/01/2028	Ba2	476
455	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 7.875%, 09/15/2029	Ba2	489
565	Teva Pharmaceutical Finance Netherlands III BV, Senior Notes, 8.125%, 09/15/2031	Ba2	628
			21,150
Information Technology — 8.11%
810	Capstone Borrower, Inc., Senior Notes, 8%, 06/15/2030 (c)	B2	830
255	Carvana Co., Senior Notes, 14%, 06/01/2031 (c)	Cau	287
265	Carvana Co., Senior Notes, 13%, 06/01/2030 (c)	Cau	290
780	Central Parent, LLC, Senior Notes, 8%, 06/15/2029 (c)	B2	790
1,595	Central Parent/CDK Global, Inc., Senior Notes, 7.25%, 06/15/2029 (c)	B2	1,581
1,060	Cloud Software Group, Inc., Senior Notes, 6.5%, 03/31/2029 (c)	B2	1,016
690	Cloud Software Group, Inc., Senior Notes, 8.25%, 06/30/2032 (c)	B2	701
2,415	Cloud Software Group, Inc., Senior Notes, 9%, 09/30/2029 (c)	Caa2	2,342
693	Dye & Durham Corporation, Senior Notes, 8.625%, 04/15/2029 (c)	B1	701
1,360	Entegris, Inc., Senior Notes, 5.95%, 06/15/2030 (c)	Ba2	1,345

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$805	General Digital, Inc., Senior Notes, 7.125%, 09/30/2030 (c)	B1	$823
275	Go Daddy, Inc., Senior Notes, 5.25%, 12/01/2027 (c)	Ba3	268
475	Match Group Holdings II, LLC, Senior Notes, 3.625%, 10/01/2031 (c)	Ba3	401
295	Match Group Holdings II, LLC, Senior Notes, 5%, 12/15/2027 (c)	Ba3	282
148	Match Group Holdings II, LLC, Senior Notes, 5.625%, 02/15/2029 (c)	Ba3	142
965	Match Group Holdings II, LLC, Senior Notes, 4.125%, 08/01/2030 (c)(d)	Ba3	855
305	Match Group Holdings II, LLC, Senior Notes, 4.625%, 06/01/2028 (c)	Ba3	285
1,190	McAfee Corporation, Senior Notes, 7.375%, 02/15/2030 (c)	Caa1	1,101
475	Roblox Corporation, Senior Notes, 3.875%, 05/01/2030 (c)	Ba2	422
380	SS&C Technologies, Inc., Senior Notes, 6.5%, 06/01/2032 (c)	Ba3	383
510	Twilio, Inc., Senior Notes, 3.875%, 03/15/2031	Ba3	448
285	Twilio, Inc., Senior Notes, 3.625%, 03/15/2029	Ba3	257
			15,550
Lodging — 0.96%
305	Hilton Domestic Operating Company, Inc., Senior Notes, 6.125%, 04/01/2032 (c)	Ba2	306
370	Park Intermediate Holdings, LLC, Senior Notes, 4.875%, 05/15/2029 (c)	B1	347
300	Park Intermediate Holdings, LLC, Senior Notes, 5.875%, 10/01/2028 (c)	B1	295
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$220	Park Intermediate Holdings, LLC, Senior Notes, 7%, 02/01/2030 (c)	B1	$222
75	RHP Hotel Properties, L.P., Senior Notes, 7.25%, 07/15/2028 (c)	Ba3	77
630	RHP Hotel Properties, L.P., Senior Notes, 4.5%, 02/15/2029 (c)	Ba3	589
			1,836
Manufacturing — 1.92%
325	Hillenbrand, Inc., Senior Notes, 3.75%, 03/01/2031	Ba1	282
420	Madison IAQ, LLC, Senior Notes, 5.875%, 06/30/2029 (c)	Caa1	391
735	Madison IAQ, LLC, Senior Notes, 4.125%, 06/30/2028 (c)	B1	685
765	Mueller Water Products, Senior Notes, 4%, 06/15/2029 (c)	Ba1	699
700	Sensata Technologies, Inc., Senior Notes, 5.875%, 09/01/2030 (c)	Ba2	681
735	Sensata Technologies, Inc., Senior Notes, 4%, 04/15/2029 (c)	Ba2	673
270	Stevens Holding Company, Inc., Senior Notes, 6.125%, 10/01/2026 (c)(e)	WR	270
			3,681
Media — 6.28%
540	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.5%, 06/01/2029 (c)	Caa3	451
1,340	Clear Channel Outdoor Holdings, Inc., Senior Notes, 9%, 09/15/2028 (c)(d)	B2	1,397
1,080	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.75%, 04/15/2028 (c)	Caa3	945
440	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.875%, 04/01/2030 (c)	B2	442
1,130	CMG Media Corporation, Senior Notes, 8.875%, 12/15/2027 (c)	Caa3	647

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$553	Gray Escrow II, Inc., Senior Notes, 5.375%, 11/15/2031 (c)	Caa1	$314
230	Gray Escrow II, Inc., Senior Notes, 7%, 05/15/2027 (c)	Caa1	211
681	Lamar Media Corporation, Senior Notes, 4.875%, 01/15/2029	Ba3	654
74	Lamar Media Corporation, Senior Notes, 4%, 02/15/2030	Ba3	67
1,570	Midas Opco Holdings, LLC, Senior Notes, 5.625%, 08/15/2029 (c)	B2	1,444
805	Neptune Bidco US, Inc., Senior Notes, 9.29%, 04/15/2029 (c)	B2	773
200	Outfront Media Capital, LLC, Senior Notes, 7.375%, 02/15/2031 (c)	Ba1	208
1,285	Sirius XM Radio, Inc., Senior Notes, 4%, 07/15/2028 (c)	Ba3	1,157
987	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/2027 (c)	Ba3	943
740	Sirius XM Radio, Inc., Senior Notes, 4.125%, 07/01/2030 (c)	Ba3	629
270	Townsquare Media, Inc., Senior Notes, 6.875%, 02/01/2026 (c)	B2	266
590	Univision Communications, Inc., Senior Notes, 7.375%, 06/30/2030 (c)	B1	550
715	Univision Communications, Inc., Senior Notes, 8%, 08/15/2028 (c)	B1	695
265	Univision Communications, Inc., Senior Notes, 8.5%, 07/31/2031 (c)	B1	257
			12,050
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Metals & Mining — 2.60%
$342	Arsenal AIC Parent, LLC, Senior Notes, 8%, 10/01/2030 (c)	Ba3	$359
515	Arsenal AIC Parent, LLC, Senior Notes, 11.5%, 10/01/2031 (c)(e)	NR	575
300	ATI, Inc., Senior Notes, 5.125%, 10/01/2031	B1	277
210	ATI, Inc., Senior Notes, 7.25%, 08/15/2030	B1	216
708	Big River Steel, LLC, Senior Notes, 6.625%, 01/31/2029 (c)	Ba2	708
92	Carpenter Technology Corporation, Senior Notes, 7.625%, 03/15/2030	B1	95
405	Ero Copper Corporation, Senior Notes, 6.5%, 02/15/2030 (c)(d)	B1	392
1,145	Hecla Mining Company, Senior Notes, 7.25%, 02/15/2028	B2	1,141
545	Hudbay Minerals, Inc., Senior Notes, 6.125%, 04/01/2029 (c)	B2	540
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/2030 (c)	Ba3	688
			4,991
Other Telecommunications — 0.08%
530	Frontier Communications Holdings, LLC, Senior Notes, 8.75%, 05/15/2030 (c)	B3	546
200	Iliad Holdings SAS, Senior Notes, 8.5%, 04/15/2031 (c)	B2	203
475	Level 3 Financing, Inc., Senior Notes, 3.75%, 07/15/2029 (c)	Caa2	148
			897
REITs — 0.92%
915	Necessity Retail, Inc., Senior Notes, 4.5%, 09/30/2028 (c)(e)	NR	805

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$920	Service Properties Trust, Senior Notes, 8.625%, 11/15/2031 (c)	B2	$957
			1,762
Restaurants — 0.79%
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/2037	Ba3	823
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/2043	Ba3	689
			1,512
Retail — 1.23%
143	At Home Cayman, Inc., Senior Notes, 11.5%, 05/12/2028 (c)	Ca	107
322	At Home Group, Inc., Senior Notes, 7.125%, 05/12/2028 (c)	Ca	142
65	Bath & Body Works, Inc., Senior Notes, 6.694%, 01/15/2027	Ba2	66
350	Bath & Body Works, Inc., Senior Notes, 7.5%, 06/15/2029 (d)	Ba2	360
277	Bath & Body Works, Inc., Senior Notes, 9.375%, 07/01/2025 (c)	Ba2	286
1,005	Bath & Body Works, Inc., Senior Notes, 6.625%, 10/01/2030 (c)	Ba2	1,006
405	Petsmart, Inc., Senior Notes, 7.75%, 02/15/2029 (c)	B3	394
			2,361
Satellites — 1.41%
1,365	Connect Finco SARL, Senior Notes, 6.75%, 10/01/2026 (c)	B1	1,316
287	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/2026	Caa3	133
445	Intelsat Jackson Holdings Ltd., Senior Notes, 6.5%, 03/15/2030 (c)	B2	415
650	Viasat, Inc., Senior Notes, 5.625%, 04/15/2027 (c)	Ba3	581
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$400	Viasat, Inc., Senior Notes, 7.5%, 05/30/2031 (c)(d)	Caa1	$265
			2,710
Services — 8.64%
265	Advantage Sales & Marketing, Inc., Senior Notes, 6.5%, 11/15/2028 (c)	B2	239
635	Albion Financing 1 SARL, Senior Notes, 6.125%, 10/15/2026 (c)	B1	629
315	Albion Financing 2 SARL, Senior Notes, 8.75%, 04/15/2027 (c)	B3	317
1,460	Allied Universal Holdco, LLC, Senior Notes, 9.75%, 07/15/2027 (c)	Caa2	1,445
460	Allied Universal Holdco, LLC, Senior Notes, 6%, 06/01/2029 (c)	Caa2	401
818	Allied Universal Holdco, LLC, Senior Notes, 7.875%, 02/15/2031 (c)	B3	817
530	EG Global Finance, Plc, Senior Notes, 12%, 11/30/2028 (c)	B3	562
475	Fortress Intermediate 3, Inc., Senior Notes, 7.5%, 06/01/2031 (c)	B2	486
405	GFL Environmental, Inc., Senior Notes, 6.75%, 01/15/2031 (c)	Ba3	414
1,605	GTCR W-2 Merger Sub, LLC, Senior Notes, 7.5%, 01/15/2031 (c)	Ba3	1,667
1,265	H&E Equipment Services, Senior Notes, 3.875%, 12/15/2028 (c)	B1	1,140
100	Itelyum Regeneration SpA, Senior Notes, 4.625%, 10/01/2026 (c) (EUR)	B2	105
170	Loxam S.A.S., Senior Notes, 6.375%, 05/31/2029 (c)(e) (EUR)	NR	187
390	Ritchie Bros. Holdings, Inc., Senior Notes, 7.75%, 03/15/2031 (c)	B1	406

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$290	Ritchie Bros. Holdings, Inc., Senior Notes, 6.75%, 03/15/2028 (c)	Ba2	$295
295	Sabre GLBL, Inc., Senior Notes, 11.25%, 12/15/2027 (c)	B3	287
1,125	TK Elevator U.S. Newco, Inc., Senior Notes, 6.625%, 07/15/2028 (EUR)	Caa1	1,158
1,460	TK Elevator U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/2027 (c)	B2	1,413
2,990	UKG, Inc., Senior Notes, 6.875%, 02/01/2031 (c)	B2	3,015
775	United Rentals (North America), Inc., Senior Notes, 3.75%, 01/15/2032	Ba2	671
275	United Rentals (North America), Inc., Senior Notes, 6.125%, 03/15/2034 (c)	Ba2	273
270	Williams Scotsman, Inc., Senior Notes, 6.625%, 06/15/2029 (c)	B2	272
363	Williams Scotsman, Inc., Senior Notes, 7.375%, 10/01/2031 (c)	B2	373
			16,572
Supermarkets — 0.16%
60	Iceland Bondco Plc, Senior Notes, 4.625%, 03/15/2025 (GBP)	B3	75
100	Iceland Bondco Plc, Senior Notes, 9.328%, 12/15/2027 (c) (EUR)	B3	108
100	Iceland Bondco Plc, Senior Notes, 10.875%, 12/15/2027 (c) (GBP)	B3	131
			314
Transportation — 0.40%
455	Genesee & Wyoming, Inc., Senior Notes, 6.25%, 04/15/2032 (c)	Ba3	453
779	Watco Companies, LLC, Senior Notes, 6.5%, 06/15/2027 (c)	Caa1	775
			1,228
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Utilities — 8.25%
$310	Calpine Corporation, Senior Notes, 4.5%, 02/15/2028 (c)	Ba2	$294
950	Calpine Corporation, Senior Notes, 5.125%, 03/15/2028 (c)	B2	912
625	Calpine Corporation, Senior Notes, 5%, 02/01/2031 (c)	B2	581
345	HA Sustainable Infrastructure Capital, Inc., Senior Notes, 6.375%, 07/01/2034 (c)	Baa3	338
548	HAT Holdings I, LLC, Senior Notes, 8%, 06/15/2027 (c)	Baa3	569
210	NRG Energy, Inc., Senior Notes, 10.25%, 12/31/2099 (c)(f)	Ba3	229
1,300	PG&E Corporation, Senior Notes, 5.25%, 07/01/2030	Ba3	1,239
1,065	PG&E Corporation, Senior Notes, 5%, 07/01/2028	Ba3	1,025
1,845	Talen Energy Supply, LLC, Senior Notes, 8.625%, 06/01/2030 (c)	Ba3	1,963
1,795	Terraform Global Operating, LLC, Senior Notes, 6.125%, 03/01/2026 (c)	Ba3	1,764
716	Terraform Power Operating, LLC, Senior Notes, 5%, 01/31/2028 (c)	Ba3	682
195	TransAlta Corporation, Senior Notes, 7.75%, 11/15/2029	Ba1	203
3,120	Vistra Corp., Senior Notes, 8%, 12/31/2099 (c)(f)	Ba3	3,146
1,800	Vistra Corp., Senior Notes, 7%, 12/31/2099 (c)(f)	Ba3	1,775
1,040	Vistra Corp., Senior Notes, 8.875%, 12/31/2099 (c)(e)(f)	NR	1,071
			15,791
	Total Corporate Debt Securities (Total cost of $263,350)		256,595

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2024 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
BANK DEBT SECURITIES — 5.12% (a)(b)
Airlines — 0.25%
$465	Mileage Plus Holdings, LLC, 10.744%, 06/21/2027	Baa3	$474
Cable Operators — 0.50%
677	Radiate Holdco, LLC, 8.708%, 09/25/2026	Caa1	547
430	CSC Holdings, LLC, 9.829%, 01/18/2028	Caa1	412
			959
Chemicals — 0.33%
643	PMHC II, Inc., 9.706%, 04/23/2029	B3	627
Financial — 1.02%
1,920	Truist Insurance Holdings, LLC, 10.069%, 05/06/2032	Caa2	1,954
Services — 0.95%
1,130	Ascend Learning, LLC, 11.194%, 12/10/2029	Caa2	1,102
748	CoreLogic, Inc., 11.931%, 06/04/2029	Caa2	729
			1,831
Wireless Communications — 2.07%
3,664	Asurion, LLC, 10.708%, 01/31/2028	B3	3,398
633	Asurion, LLC, 10.708%, 01/20/2029	B3	582
			3,980
	Total Bank Debt Securities (Total cost of $9,965)		9,825
CONVERTIBLE BONDS — 0.28% (a)(b)
Automotive — 0.28%
550	Rivian Automotive, Inc., Senior Notes, 4.625%, 03/15/2029 (e)	NR	537
	Total Convertible Bonds (Total cost of $581)		537
Shares		Moody's Rating (Unaudited)	Value (See Notes)
COMMON STOCK — 0.71% (a)(b)
Healthcare — 0.26%
2,163	Becton Dickinson and Company		$506
Information Technology — 0.18%
7,277	CIENA Corp. (g)		351
Manufacturing — 0.13%
1,678	Enpro, Inc.		244
Metals & Mining — 0.14%
5,601	Freeport-McMoRan, Inc.		272
	Total Common Stock (Total cost of $1,577)		1,373
	TOTAL INVESTMENTS — 139.92% — (Total cost of $275,473)		268,330
	CASH AND OTHER ASSETS LESS LIABILITIES — (39.92%)		(76,552)
	NET ASSETS — 100.0%		$191,778

(a)  Percentages indicated are based on total net assets to common shareholders of $191,778.

(b)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with State Street Bank.

(c)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $217,187 as of June 30, 2024.

(d)  All or a portion of this security was on loan at June 30, 2024. The aggreagate value of securities on loan at June 30, 2024 was $5,350.

(e)  Not rated.

(f)  Perpetual security with no stated maturity date

(g)  Non-income producing investment

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2024 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $275,473 see Schedule of Investments and Note 1)	$268,330
CASH	3,694
RECEIVABLES:
Investment securities sold	856
Interest and dividends	5,114
PREPAID EXPENSES	32
UNREALIZED GAIN ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	57
DEFERRED OFFERING EXPENSES	47
Total assets	$278,130
Liabilities:
CREDIT AGREEMENT (Note 4)	$84,000
PAYABLES:
Investment securities purchased	1,720
Investment management fees (Note 3)	80
Interest on loan (Note 4)	512
ACCRUED EXPENSES	38
UNREALIZED LOSS ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	2
Total liabilities	$86,352
Net Assets	$191,778
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,374,744 shares issued and outstanding	$234
CAPTIAL IN EXCESS OF PAR VALUE	239,666
DISTRIBUTABLE EARNINGS	(48,122)
Net Assets Applicable To Common Stock	$191,778

Statement of Operations
For the Period Ended
June 30, 2024 (Unaudited)

Investment Income: (Note 1)
Interest income	$9,973
Dividend income	7
Loan fee income	11
Total investment income	$9,991
Expenses:
Cost of leverage:
Interest expense (Note 4)	$2,689
Loan fees (Note 4)	12
Total cost of leverage	$2,701
Professional services:
Investment Advisor (Note 3)	$486
Legal	131
Custodian and transfer agent	121
Audit	31
Total professional services	$769
Administrative:
General administrative (Note 6)	$295
Directors	136
Insurance	66
Shareholder communications	21
Shareholder meeting	14
NYSE	12
Total administrative	$544
Total expenses	$4,014
Net investment income	$5,977
Realized and Unrealized Gain (Loss) on Investment Activities:
Net realized gain (loss)
Investments	$(2,856)
Forward currency exchange contracts	18
Foreign currency transactions	7
Net realized gain (loss)	$(2,831)
Change in net unrealized gain (loss) Investments	$(551)
Forward currency exchange contracts	79
Change in net unrealized gain (loss)	(472)
Net Realized and Unrealized Gain (loss) on Investments	$(3,303)
Net increase in net assets resulting from operations	$2,674

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
From Operations:
Net investment income	$5,977	$11,561
Realized loss from investments and currencies, net	(2,831)	(8,359)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	(472)	24,924
Net increase in net assets resulting from operations	$2,674	$28,126
Distributions to Common Stockholders:
Distributable earnings ($0.20 and $0.49 per share in 2024 and 2023, respectively)	$(4,675)	$(11,395)
Total net increase (decrease) in net assets	$(2,001)	$16,731
Net Assets
Beginning of year/period	$193,779	$177,048
End of year/period	$191,778	$193,779

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2024	For the Years Ended December 31,
	(Unaudited)	2023	2022	2021	2020	2019
NET ASSET VALUE:
Beginning of period	$8.29	$7.57	$9.78	$9.79	$10.02	$8.90
NET INVESTMENT INCOME	0.26	0.49	0.56	0.64	0.63	0.62
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(0.15)	0.72	(2.17)	0.03	(0.21)	1.16
TOTAL FROM INVESTMENT OPERATIONS	0.11	1.21	(1.61)	0.67	0.42	1.78
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.20)	(0.49)	(0.60)	(0.68)	(0.65)	(0.66)
TOTAL DISTRIBUTIONS	(0.20)	(0.49)	(0.60)	(0.68)	(0.65)	(0.66)
NET ASSET VALUE:
End of period	$8.20	$8.29	$7.57	$9.78	$9.79	$10.02
PER SHARE MARKET VALUE:
End of period	$7.33	$7.04	$6.60	$9.33	$8.68	$9.13
TOTAL INVESTMENT RETURN†	7.01%	17.61%	(23.19)%	15.62%	2.94%	30.09%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Total returns for periods less than one year are not annualized. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2024	For the Years Ended December 31,
	(Unaudited)	2023	2022	2021	2020	2019
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$191,778	$193,779	$177,048	$228,616	$228,878	$234,085
EXPENSE RATIOS:
Ratio of interest expense to average net assets	2.82%	2.79%	1.13%	0.35%	0.57%	1.26%
Ratio of leverage expenses to average net assets	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of operating expenses to average net assets	1.38%	1.49%	1.34%	1.14%	1.20%	1.16%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	4.21%	4.29%	2.48%	1.50%	1.78%	2.43%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.28%	6.30%	6.75%	6.46%	6.80%	6.38%
PORTFOLIO TURNOVER RATE	22.40%	30.01%	37.82%	50.73%	53.11%	65.64%

  (a)  Dollars in thousands

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	For the Six Months Ended June 30, 2024	As of December 31,
	(Unaudited)	2023	2022	2021	2020	2019
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$84,000,000	$84,000,000	$84,000,000	$84,000,000	$84,000,000	$84,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,283	$3,307	$3,108	$3,722	$3,725	$3,572
Credit Agreement Asset Coverage (2)	328%	331%	311%	372%	372%	357%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Period Ended June 30, 2024 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(58,997)
Sales of portfolio securities	62,344
Interest and dividends received	9,630
Operating expenses paid	(4,072)
Net cash provided by operating activities	$8,905
Cash Flows From Financing Activities:
Common stock dividends	$(5,784)
Net cash provided by financing activities	$(5,784)
Net Increase in Cash	$3,121
Cash at Beginning of Period	573
Cash at End of Period	$3,694
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(58,997)
Sales of portfolio securities	62,344
Net increase in net assets resulting from operations	2,674
Amortization of interest	(218)
Net realized loss on investments and currencies	2,831
Change in net unrealized depreciation on investments and other financial instruments	472
Increase in interest and dividend receivable	(143)
Decrease in prepaid expenses	53
Decrease in accrued expenses and other payables	(111)
Net cash provided by operating activities	$8,905

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2024 (Unaudited)

(1) Significant Accounting Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—The Fund's Board of Directors has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. The Fund's Board of Directors are the "valuation designee", which performs fair valuations pursuant to Rule 2a-5. Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Fair value measurements are further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2024 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Loan fee income is recorded when received. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2024 (Unaudited)

available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$266,957	$—	$266,957
Common Stock
Healthcare	506	—	—	506
Information Technology	351	—	—	351
Manufacturing	244	—	—	244
Metals & Mining	272	—	—	272
Total Investments	$1,373	$266,957	$—	$268,330
Forward Currency Exchange Contracts	$—	$55	$—	$55

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2024 (Unaudited)

The Fund owned no Level 3 securities at June 30, 2024.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2023	$325
Sales	(325)
Balance, June 30, 2024	$—

(2) Tax Matters and Distributions

At June 30, 2024, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $275,473,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $4,032,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $11,175,000. Net unrealized loss on investments for tax purposes at June 30, 2024 was approximately $7,143,000.

At December 31, 2023, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$8,579,000	Short-term	None
28,849,000	Long-term	None
$37,428,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2023 and 2022 of approximately $11,395,000 and $14,072,000, respectively, was from ordinary income.

As of December 31, 2023, the components of distributable earnings on a tax basis were approximately:

Unrealized Loss on Investments	$(6,879,000)
Capital Loss Carryforwards	(37,428,000)
Other Accumulated Losses	(1,887,000)
Undistributed Net Investment Income	73,000
$(46,121,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2023, there were no financial reporting reclassifications recorded to the net asset accounts.

As of December 31, 2023, the Fund had $1,797,000 of post-October losses which are deferred until fiscal year 2024 for tax purposes. The other accumulated losses of $90,000 were incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2024 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2020-2022, or expected to be taken in the Fund's 2023 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $486,000 in management fees during the period ended June 30, 2024. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and amounts borrowed under the credit facility. At June 30, 2024, the fee payable to T. Rowe Price was approximately $80,000, as shown on the accompanying statement of assets and liabilities.

(4) Bank Liquidity Agreement

Effective October 4, 2023, the Fund entered into a perpetual liquidity agreement with State Street Bank and Trust Company ("State Street") pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000 and includes an agency securities lending agreement with State Street. On June 30, 2024 the total amount outstanding on the loan was $84,000,000. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above OBFR (Overnight Bank Financing Rate). The rate paid on these borrowings is calculated daily. For the period ended June 30, 2024 the weighted average rate on the loan was approximately 6.42% and the maximum and aggregate average amount borrowed during the period was $84,000,000. At June 30, 2024, the Fund has borrowings outstanding under the agreement of $84,000,000 at an annual interest rate of 6.17%, which are shown as Credit Agreement on the Statement of Assets and Liabilities.

The Fund pays a commitment fee to State Street at a rate of 0.15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the period ended June 30, 2024 the Fund paid approximately $12,000 for this commitment.

The Fund has granted to State Street a security interest in the investments and other assets of the Fund in accordance with the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by State Street, acting as the Fund's authorized securities lending agent. All securities lent through State Street are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by State Street, in its role as securities lending agent for the Fund, may be used by State Street to fund amounts drawn by the Fund under the Liquidity Agreement.

At June 30. 2024, the total value of securities on loan was $5,349,682 and the total value of cash collateral received was $5,462,423. All of the securities on loan at June 30, 2024 are classified as Corporate Debt on the Fund's Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2024 (Unaudited)

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the period ended June 30, 2024 were approximately:

Cost of purchases	$60,660,777
Proceeds of sales or maturities	$63,179,970

(6) Related Party Transactions

The Fund paid approximately $100,000 during the period ended June 30, 2024 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2024 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Citibank N.A.	7/2/24	GBP	230	$294	$290	$4
HSBC Bank	7/2/24	GBP	328	417	415	2
Royal Bank of Canada	7/2/24	EUR	(3,054)	3,271	3,273	(2)
Royal Bank of Canada	7/2/24	EUR	3,054	3,320	3,271	49
Royal Bank of Canada	8/2/24	EUR	3,054	3,278	3,276	2
State Street Bank	2/2/24	GBP	558	705	705	—
Net unrealized gain on open forward currency exchange contracts						$55

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2024 was as follows:

	Asset Derivatives June 30, 2024
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$57
	Unrealized loss on forward currency exchange contracts	$(2)

The effect of derivative instruments that are included on the Statement of Operations for the period ended June 30, 2024 was as follows:

Amount of Realized Gain on Derivatives
Forward currency exchange contracts	$18
Change in Unrealized Appreciation on Derivatives
Forward currency exchange contracts	$79

(8) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2024.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Ellen E. Terry
Luis M. Viceira

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

Gryphon Fund Group, LLC
3000 Auburn Drive, Suite 410
Beachwood, OH 44122

Custodian

State Street Corporation
One Congress Street
Boston, MA 02114

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2024

Item 2. Code of Ethics.

Not required in semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required in semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required in semi-annual filing.

Item 5. Audit Committee of Listed Companies.

Not required in semi-annual filing.

Item 6. Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required in semi-annual filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not required in semi-annual filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

The Board of Directors has approved the Fund’s participation in a securities lending program. As of October 4, 2023, State Street Bank and Trust Company (“State Street”) serves as the Fund’s securities lending agent. As the securities lending agent, State Street is responsible for the implementation and administration of the Fund’s securities lending program. Pursuant to the Securities Loan Agreement (the “Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	Lend available securities to approved borrowers
●	Determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower
●	Ensure that all interest and other distributions paid with respect to loaned securities are credited to the Fund’s relevant account
●	Receive and hold, on the Fund’s behalf, or transfer to a Fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities
●	Mark-to-market the market value of loaned securities relative to the market value of the collateral each business day
●	Obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Agreement
●	At the termination of a loan, return the collateral to the borrower upon the return of the loaned securities
●	In accordance with the terms of the Agreement, invest cash collateral in permitted investments
●	Maintain records relating to the Fund’s securities lending activity and provide to the Fund a monthly statement describing, among other things, the loans made during the period

For the fiscal period, the Fund received no income under the Agreement.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)	(1) Not applicable.

(a)	(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSRS) are filed herewith.

(a)	(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSRS) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 5, 2024

By:	/s/ Ellen Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	September 5, 2024